UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): 3/8/2012

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-49629

DE	33-0933072
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

17872 Cartwright Road, Irvine, CA 92614

(Address of Principal Executive Offices, Including Zip Code)

949-399-4500

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.	Results of Operations and Financial Condition

On March 8, 2012, Quantum Fuel Systems Technologies Worldwide, Inc. issued an earnings release announcing its unaudited financial results for the eight month period ended December 31, 2011. The results reported for the eight months represents the transition period between the closing of its most recent fiscal year of April 30, 2011 and the opening date of its newly selected calendar year basis reporting period of January 1, 2012. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits

99.1	Press Release dated March 8, 2012 (furnished pursuant to Item 2.02 of Form 8-K)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC
Date: March 8, 2012.	By:	/s/ W. Brian Olson
W. Brian Olson Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release dated March 8, 2012.